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                                  . Variable Annuity
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                                     [LOGO]
                                   ALLMERICA
                                  FINANCIAL(R)

                                 Annual Report

                               DECEMBER 31, 2002

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                              GENERAL INFORMATION



OFFICERS OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (AFLIAC)

Mark A. Hug, President and CEO
Edward J. Parry III, Vice President and CFO
J. Kendall Huber, Vice President and General Counsel
John P. Kavanaugh, Vice President and Chief Investment Officer
Mark C. McGivney, Vice President and Treasurer
Charles F. Cronin, Secretary and Counsel

INVESTMENT ADVISERS
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

   INVESTMENT SUB-ADVISERS
   Allmerica Asset Management, Inc.
   440 Lincoln Street, Worcester, MA 01653
     Money Market Fund
     Select Investment Grade Income Fund

   Goldman Sachs Asset Management
   32 Old Slip, New York, NY 10005
     Core Equity Fund (Co-Sub-Adviser)

   UBS Global Asset Management (Americas) Inc.
   209 South LaSalle Street, Chicago, IL 60604
     Core Equity Fund (Co-Sub-Adviser)



One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation. To identify the funds available through your variable product, please refer to the Product Performance Summary herein.


                                      1

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                          PRODUCT PERFORMANCE SUMMARY

VARIABLE ANNUITY (AFLIAC)


Average Annual Total Returns as of 12/31/02

For easy reference, the total returns for the Variable Annuity sub-accounts of AFLIAC are summarized below. For returns that do not reflect the deduction of product and separate account charges, please refer to the following individual Product Reviews.

                          Without Surrender Charge                           With Surrender Charge
                              and Contract Fee                                  and Contract Fee*
                                1        5     10                                  1       5    10
Sub-Accounts                 Year    Years  Years  Sub-Accounts                 Year   Years Years
--------------------------------------------------------------------------------------------------

Core Equity Fund - Single/Elective Payment         Core Equity Fund - Elective Payment
Tax Qualified Account     -24.14%   -3.21%  5.72%  Tax Qualified Account     -30.60%  -5.96% 4.24%
Non Tax Qualified Account -24.14%   -3.21%  5.72%  Non Tax Qualified Account -29.67%  -4.44% 5.46%

Select Investment Grade Income Fund -              Select Investment Grade Income Fund -
Single/Elective Payment                            Elective Payment
Tax Qualified Account       6.78%    5.27%  5.72%  Tax Qualified Account      -0.93%   3.88% 5.31%
Non Tax Qualified Account   6.78%    5.27%  5.72%  Non Tax Qualified Account  -0.75%   4.21% 5.64%

Money Market Fund -                                Money Market Fund -
Single/Elective Payment                            Elective Payment
Tax Qualified Account       0.39%    3.29%  3.35%  Tax Qualified Account      -6.71%   2.23% 3.24%
Non Tax Qualified Account   0.39%    3.29%  3.35%  Non Tax Qualified Account  -6.65%   2.27% 3.31%

                                                   Core Equity Fund - Single Payment
                                                   Tax Qualified Account     -27.93%  -3.74% 5.72%
                                                   Non Tax Qualified Account -27.93%  -3.74% 5.72%

                                                   Select Investment Grade Income Fund -
                                                   Single Payment
                                                   Tax Qualified Account       1.44%   4.70% 5.72%
                                                   Non Tax Qualified Account   1.44%   4.70% 5.72%

                                                   Money Market Fund - Single Payment
                                                   Tax Qualified Account      -4.63%   2.73% 3.35%
                                                   Non Tax Qualified Account  -4.63%   2.73% 3.35%

*Keep in mind that these returns are net of all product charges.

Performance returns given above are for the Variable Annuity sub-accounts of AFLIAC, and assume an investment in the underlying funds listed above on the date of inception of each Fund (April 29, 1985). Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                      2

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To be preceded or accompanied by the current prospectus. Read it carefully before investing.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-533-7881.

                                Variable Annuity
This product is issued by Allmerica Financial Life Insurance and Annuity Company and offered by VeraVest Investments, Inc., member NASD/SIPC.



















                          [LOGO ALLMERICA FINANCIAL]

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------
  First Allmerica Financial Life Insurance Company . Allmerica Financial Life
              Insurance and Annuity Company (all states except NY)
Allmerica Trust Company, N.A. . VeraVest Investments, Inc. . VeraVest Investment
                   Advisors, Inc. . Financial Profiles, Inc.
        The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
          Alliance Insurance Company . Allmerica Asset Management, Inc.
  Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of
                       America . Citizens Management Inc.

               440 Lincoln Street, Worcester, Massachusetts 01653


12282NS (12/02)

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Annual Reports dated December 31, 2002, of certain underlying funds are incorporated herein by reference as the reports sent to contract owners of the Allmerica Life Insurance and Annuity Company, Separate Account VA-A (File No. 811-1497), Separate Account VA-B (File No. 811-2559), Separate Account VA-C (File No. 811-2558), Separate Account VA-G (File No. 811-3842) and Separate Account VA-H (File No. 811-3841), under Section 30b-2 of the Investment Company Act of 1940.

Incorporated by reference herein are certain series of Allmerica Investment Trust filed on Form N-30D on February 19, 2003. Accession number
0000950109-03-000642.